SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549




                                FORM 8-K

                            CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of Earliest Event Reported):  January 6, 2003
                                                    (January 2, 2003)



                              CRIIMI MAE INC.
        (Exact name of registrant as specified in its charter)

       Maryland                    1-10360                52-1622022
(State or other jurisdiction     (Commission           (I.R.S. Employer
    of incorporation)             File Number)         Identification No.)




                            11200 Rockville Pike
                        Rockville, Maryland  20852
 (Address of principal executive offices, including zip code, of Registrant)

                        (301) 816-2300 (Registrant's
                   telephone number, including area code)

Item 5.  Other Events

     Attached as exhibits to this Current Report on Form 8-K are: (1) a press release dated January 3, 2003 announcing a review by the Special Committee of the Board of Directors of CRIIMI MAE Inc. (the "Company") of a revised non-binding proposal received from ORIX Capital Markets, L.L.C. ("ORIX") to purchase the Company's issued and outstanding shares of common and preferred stock and (2) a press release dated January 6, 2003 announcing that the Special Committee will continue to negotiate with ORIX regarding ORIX's proposal to purchase the Company's outstanding shares of common and preferred stock. The Company received this latest revised proposal from ORIX on January 2, 2003 after the Company's Special Committee rejected as inadequate a proposal made by ORIX on December 27, 2002.


Item 7.  Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed with this report:


         Exhibit 99.1 -- Press release dated January 3, 2003 announcing a review by the Special Committee of the Board of Directors of CRIIMI MAE Inc. (the "Company") of a revised non-binding proposal received from ORIX Capital Markets, L.L.C. ("ORIX") to purchase the Company's issued and outstanding shares of common and preferred stock. The Company received this latest revised proposal from ORIX on January 2, 2003 after the Company's Special Committee rejected as inadequate a proposal made by ORIX on December 27, 2002.

         Exhibit 99.2 -- Press release dated January 6, 2003 announcing that the Special Committee will continue to negotiate with ORIX regarding ORIX's proposal to purchase the Company's outstanding shares of common and preferred stock.

                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CRIIMI MAE Inc.




Dated: January 6, 2003              /s/ William B. Dockser
                                   -----------------------------------------
                                   William B. Dockser, Chairman

                               EXHIBIT INDEX

Exhibit
No. Description
--------------------------------------------------------------------------------

*99.1 -- Press release dated January 3, 2003 announcing a review by the Special
         Committee of the Board of Directors of CRIIMI MAE Inc. (the "Company") of a revised non-binding proposal received from ORIX Capital Markets, L.L.C. ("ORIX") to purchase the Company's issued and outstanding shares of common and preferred stock. The Company received this latest revised proposal from ORIX on January 2, 2003 after the Company's Special Committee rejected as inadequate a proposal made by ORIX on December 27, 2002.

*99.2 -- Press release dated January 6, 2003 announcing that the Special
         Committee will continue to negotiate with ORIX regarding ORIX's proposal to purchase the Company's outstanding shares of common and preferred stock.


*Filed herewith.